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                                                                   Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 14, 1997, in the Registration Statement (Form S-1) and related Prospectus of Aviron for the registration of 2,875,000 shares of its Common Stock.

                                                              ERNST & YOUNG LLP

Palo Alto, California
July 23, 1997